Amplify Travel Tech ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 3.7%
TripAdvisor, Inc. (a)	84,309	$1,227,539

Consumer Discretionary - 81.9% (b)
Airbnb, Inc. - Class A (a)	11,807	1,602,446
Amadeus IT Group SA	17,702	1,306,454
Booking Holdings, Inc.	283	1,515,558
Corporate Travel Management Ltd. (c)	170,767	1,121,677
CVC Brasil Operadora e Agencia de Viagens SA (a)	1,711,311	668,316
eDreams ODIGEO SA (a)	291,344	1,365,258
Expedia Group, Inc.	5,521	1,564,155
Flight Centre Travel Group Ltd.	139,584	1,397,153
Global Business Travel Group I (a)	160,916	1,231,007
Hana Tour Service, Inc.	39,215	1,327,084
HBX Group International PLC (a)	176,702	1,556,462
Hostelworld Group PLC (d)(e)	385,383	647,947
MakeMyTrip Ltd. (a)	16,943	1,391,359
Navan, Inc. - Class A (a)	79,733	1,361,840
On the Beach Group PLC (d)(e)	445,555	1,372,377
Sabre Corp. (a)	768,497	1,045,156
Tongcheng Travel Holdings Ltd. (e)	435,534	1,255,654
Trainline PLC (a)(d)(e)	431,771	1,279,975
TravelSky Technology Ltd. - Class H	918,063	1,212,525
Trip.com Group Ltd. - ADR	17,829	1,282,083
WEB Travel Group Ltd. (a)	395,846	1,261,774
Webjet Group Ltd.	1,023,114	600,391
		27,366,651

Industrials - 8.7%
Dida, Inc. (a)	1,716,942	527,204
Lyft, Inc. - Class A (a)	56,306	1,090,647
Uber Technologies, Inc. (a)	15,678	1,281,049
		2,898,900

Information Technology - 5.6%
accesso Technology Group PLC (a)	148,792	662,437
SiteMinder Ltd. (a)	296,616	1,202,612
		1,865,049
TOTAL COMMON STOCKS (Cost $38,964,570)		33,358,139

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.4%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (f)	136,035	136,035
TOTAL MONEY MARKET FUNDS (Cost $136,035)		136,035

TOTAL INVESTMENTS - 100.3% (Cost $39,100,605)		33,494,174
Liabilities in Excess of Other Assets - (0.3)%		(86,458)
TOTAL NET ASSETS - 100.0%		$33,407,716

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,121,677 or 3.4% of net assets as of December 31, 2025.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $3,300,299 or 9.9% of the Fund’s net assets.

(e)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2025, the value of these securities total $4,555,953 or 13.6% of the Fund’s net assets.

(f)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Travel Tech ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$32,236,462	$–	$1,121,677	$33,358,139
Money Market Funds	136,035	–	–	136,035
Total Investments	$32,372,497	$–	$1,121,677	$33,494,174

Refer to the Schedule of Investments for further disaggregation of investment categories.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of September 30, 2025	$1,869,256
Sales	(50,217)
Change in unrealized appreciation/depreciation	(673,381)
Amortization/(Accretion)	0
Realized gain/loss	(23,981)
Ending balance as of December 31, 2025	$1,121,677
$0
Change in unrealized appreciation/depreciation still held as of December 31, 2025	$(673,381)
0

Description	Fair Value as of December 31, 2025	Valuation Technique	Unobservable Inputs	Input Values (Ranges)
Common Stocks	$1,121,677	Market Approach / Comparable Company Method	EV / LTM Revenue Multiple - Discount for Lack of Marketability (DLOM)	EV / LTM Revenue Multiple: Increase DOLM: Decrease